Exhibit 99.1

press release
March 20, 2019

Radian Announces Addition of Two New Directors, Retirement of

One Director and Expansion of Share Repurchase Authorization

Debra Hess and David Stevens join Board of Directors;

Stephen Hopkins to retire from Board after serving for 20 years; and

company expands share repurchase authorization to $250 million

Philadelphia, March 20, 2019 — Today, Radian Group Inc. announced the addition of two new members to its Board of Directors and the future retirement of one director upon completion of his current term. The company also announced the Board’s authorization to expand its existing share repurchase program from $100 million to $250 million.

Board Appointments

Debra Hess, former CFO of NorthStar Asset Management Group and NorthStar Realty Finance Corp., and David H. Stevens, former president and CEO of the Mortgage Bankers Association (MBA), have joined Radian’s Board of Directors.

“Radian is pleased to have Debra and Dave join our Board of Directors,” said Radian’s Chairman Herb Wender. “Their leadership, strategic insight and depth of experience in the mortgage and real estate industries and government affairs will help strengthen Radian’s position as a market-leading residential mortgage and real estate services enterprise. The addition of two highly qualified directors with skills that complement our strategic focus reinforces our commitment to strong corporate governance and enhancing stockholder value.” Hess and Stevens were nominated for election to the board following a comprehensive search process conducted by the board’s Governance Committee.

“Radian has a strong, independent Board of Directors composed of proven leaders in mortgage banking, real estate, government, business operations, and capital and secondary markets,” said Radian’s Chief Executive Officer Rick Thornberry. “The addition of Debra and Dave will further strengthen our Board and provide us with valuable insight and guidance to execute our strategic plan for strong growth, value creation and stockholder returns.”

Board Retirement

In addition, Radian announced that Stephen T. Hopkins, a director of Radian since 1999, intends to retire from the Board following completion of his current term at the Company’s 2019 Annual Meeting of Stockholders. He has served as the Chairman of Radian’s Compensation and Human Resources Committee since 2002, and also currently serves as a member of the board’s Governance Committee and Finance and Investment Committee.

“Radian has been extremely fortunate to have benefited from the service of Steve for two decades,” said Wender. “His experience, leadership and knowledge of the mortgage insurance industry has been invaluable, and on behalf of the company I wish him well in his retirement.”

press release
March 20, 2019

Expanded Share Repurchase Authorization

The Board of Directors also approved a $150 million increase in authorization for the company’s existing share repurchase plan, for which the full purchase authority of up to $100 million remains available. Based on these actions, the share repurchase plan provides Radian the flexibility to repurchase shares opportunistically from time to time and spend up to $250 million, based on market and business conditions, stock price and other factors. The expanded authorization is effective immediately and expires on July 31, 2020. Radian plans to utilize a Rule 10b5-1 plan, which would permit the company to purchase shares, at pre-determined price targets, when it may otherwise be precluded from doing so.

About Debra Hess

Debra Hess, 54, served as the chief financial officer of NorthStar Asset Management Group and NorthStar Realty Finance Corp. from 2011 until 2017 when both NorthStar companies merged with Colony Capital to form Colony NorthStar, Inc. the fifth largest global real estate management company. Prior to her role with NorthStar, Hess was a managing director of Fortress Investment Group where she also served as CFO of Newcastle Investment Group, a mortgage REIT managed by Fortress and CFO of H/2 Capital Partners. She also previously held various positions at Goldman Sachs & Company, Chemical Banking Corporation, and Arthur Anderson & Company. Hess serves on the boards of AG Mortgage Investment Trust, Inc., a publicly traded company, and CenterPoint Properties Trust.

About David H. Stevens

David H. Stevens, 62, joined the MBA in 2011 and retired as president and CEO in September 2018. MBA, headquartered in Washington, D.C., is the national association that represents the real estate finance industry and works to strengthen the nation’s residential and commercial real estate markets, expand homeownership, and improve access to affordable housing. Prior to his position with MBA, Stevens served the Obama Administration and, after being confirmed by the U.S. Senate, served as Assistant Secretary of Housing and Federal Housing Commissioner until 2011. Before his government role, Stevens held the position of President and Chief Operating Officer of the Long & Foster Companies, including the core real estate company and all affiliated businesses of mortgage, settlement services and insurance. With more than 30 years of experience in mortgage finance, he has held executive level positions in sales, acquisition, investment, risk management and regulatory oversight for organizations including Wells Fargo, Freddie Mac, and World Savings. Stevens serves on the board of Dynex Capital, Inc., a publicly traded internally managed real estate investment trust which invests in mortgage assets on a leveraged basis. In addition, he is senior advisor to Mortgage Media and is currently focused on advisory efforts in real estate finance and providing technical and strategic consultation to financial institutions and intermediaries.

About Radian

Radian is ensuring the American dream of homeownership responsibly and sustainably through products and services that include industry-leading mortgage insurance and a comprehensive suite of mortgage, risk, real estate, and title services. We are powered by technology, informed by data and driven to deliver new and better ways to transact and manage risk. Learn more about Radian’s financial strength and flexibility at www.radian.biz and visit www.radian.com to see how Radian is shaping the future of mortgage and real estate services.

press release
March 20, 2019

Forward-looking Statements

All statements in this report that address events, developments or results that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the U.S. Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “strategy,” “future,” “likely” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, projections regarding our future performance and financial condition, are made on the basis of management’s current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking statement. These statements speak only as of the date they were made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We operate in a changing environment where new risks emerge from time to time and it is not possible for us to predict all risks that may affect us. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.

For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of our 2018 Form 10-K, and to subsequent reports filed from time to time with the SEC. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which we issued this report. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason.

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Contacts:

Emily Riley — Phone: 215.231.1035

Email: emily.riley@radian.biz

Rashi Iyer — Phone: 215.231.1167

Email: rashi.iyer@radian.biz